Exhibit 99.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 16, 2005, of that certain Credit Agreement, dated as of April 27, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Polymer Group, Inc., a Delaware corporation (the “Borrower”); the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the “Lenders”); Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as documentation agent (in such capacity, the “Documentation Agent”), as syndication agent (in such capacity, the “Syndication Agent”) and as the First Lien Collateral Agent; Citigroup Global Markets Inc. (“CGMI”), as sole lead arranger and sole bookrunner (in such capacity, the “Lead Arranger”); and Wilmington Trust Company, as the Second Lien Collateral Agent.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower desires to effectuate certain amendments to the Credit Agreement;

WHEREAS, pursuant to Section 9.08(b) of the Credit Agreement the consent of the Requisite Lenders is necessary to effect such amendments;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE.  Amendments.

(a)           Section 1.01 of the Credit Agreement shall be amended by deleting the definitions of “Asian Funding”, “Asian Funding Vehicle” and “Non-Recourse Debt”.

(b)           Section 1.01 of the Credit Agreement shall be amended by adding the following new definition:

“Debt Repayments” means, for any period, principal repayments permitted by Section 6.10 and optional prepayments (to the extent such repayments and optional prepayments are made from internally generated funds) of Indebtedness made by the Borrower and its Subsidiaries during such period (other than repayments or prepayments of intercompany loans); provided that, with respect to payments of

Revolving Loans, such payments shall only be included in this definition to the extent that such payment is accompanied by a simultaneous reduction of the Revolving Credit Commitments).

(c)           The definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement shall be replaced as follows:

“Excess Cash Flow” means, for the Borrower and its Subsidiaries, for any period, (a) the sum, without duplication, of (i) Consolidated EBITDA for such period, (ii) extraordinary or non-recurring cash receipts of the Borrower and its Subsidiaries, if any, during such period and not included in Consolidated EBITDA, (iii) reductions to non-cash working capital of the Borrower and its Subsidiaries for such period (i.e., the decrease, if any, in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such period), and (iv) to the extent subtracted in determining Consolidated EBITDA, all items that did not result from a cash payment by Borrower or any of its Subsidiaries on a consolidated basis during such period, minus (b) the sum, without duplication, of (i) the amount of any cash income and franchise taxes paid by the Borrower and its Subsidiaries with respect to such period, (ii) Cash Interest Expense of the Borrower and its Subsidiaries during such period, (iii) Capital Expenditures committed or made in cash only from internally generated funds in accordance with Section 6.14 during such period (and not deducted from Excess Cash Flow in any prior year), (iv) extraordinary or non-recurring expenses and losses to the extent paid in cash by the Borrower and its Subsidiaries, if any, during such period and not included in Consolidated EBITDA, (v) additions to non-cash working capital of the Borrower and its Subsidiaries for such period (i.e., the increase, if any, in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such period), (vi) the amount of all fees and expenses paid in cash during such period directly relating to the refinancing of the Existing Credit Agreement, and (vii) to the extent added to determine Consolidated EBITDA, all items that did not result from a cash payment to Borrower or any of its Subsidiaries on a consolidated basis during such period; provided that, to the extent otherwise included herein, the Net Proceeds of Asset Sales, Destructions, Takings, Debt Incurrences and Equity Issuances which are applied towards the prepayment of Loans and/or the reduction of Commitments and/or the repair, replacement, substitution, restoration of or reinvestment in property in accordance with Section 2.05(c) shall be excluded from the calculation of Excess Cash Flow.

(d)           Section 2.05(c)(v) of the Credit Agreement shall be replaced as follows:

(v)           If, for any Fiscal Year of the Borrower commencing with its Fiscal Year ending on January 1, 2005, there shall be Excess Cash Flow for such Fiscal Year, an amount equal to (a) the Excess Cash Flow Percentage of such Excess Cash Flow less (b) the amount of Debt Repayments for such Fiscal Year shall be applied, not later than 10 days after the date upon which the Borrower is required to deliver its annual audit report pursuant to Section 5.01(b), toward the prepayment of the Loans and reduction of the Revolving Credit Commitments in accordance with Section 2.05(e) below.

(e)           Section 6.01(a)(iv) of the Credit Agreement shall be replaced as follows:

(iv)          Guarantees by (x) the Borrower of Indebtedness of any Subsidiary Loan Party, (y) any Subsidiary Loan Party of Indebtedness of the Borrower or any other Subsidiary Loan Party and (z) any Subsidiary that is not a Loan Party of Indebtedness of any other Subsidiary that is not a Loan Party, in each case (x), (y) or (z), to the extent such Indebtedness was permitted to be incurred hereunder, and if such Indebtedness is subordinated to the Obligations under the Loan Documents, such Guarantee is as subordinated in right of payment to the Obligations.

(f)            Section 6.01(a)(vi) of the Credit Agreement shall be replaced as follows:

(vi)          Guarantees by the Borrower or any Subsidiary Loan Party of trade payables of Subsidiaries that are not Loan Parties; provided that (a) any such Guarantee is subordinated to the Obligations under the Loan Documents and (b) the aggregate amount of trade payables guaranteed by such Guarantees shall not exceed $10.0 million at any one time outstanding;

(g)           Section 6.01(a)(vii) of the Credit Agreement shall be amended by replacing the reference to “clause (ix)” therein with “clause (vii)”.

(h)           Section 6.01(a)(xiv) of the Credit Agreement shall be amended by replacing the reference to “$10.0 million” therein with “$15.0 million”.

(i)            Section 6.01(a)(xv) of the Credit Agreement shall be amended by replacing the reference to “$10.0 million” therein with “$15.0 million”.

(j)            Section 6.01(b) of the Credit Agreement shall be replaced as follows:

(b)           The Loan Parties will not, nor will they permit any of their Subsidiaries to, directly or indirectly, issue any Preferred Stock or other preferred Equity Interest (“Disqualified Equity Interests”) which (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is or may become redeemable or repurchaseable at the option of the holder thereof, in whole or in part, or (iii) is convertible or exchangeable at the option of the holder thereof for Indebtedness or Preferred Stock or any other preferred Equity Interest described in this paragraph, in each case, prior to six months following the Second Lien Term Loan Maturity Date.

(k)           Section 6.02(xiii) of the Credit Agreement shall be amended by deleting the word “and” from the end thereof.

(l)            Section 6.02(xiv) of the Credit Agreement shall be replaced as follows:

(xiv)        Liens securing Indebtedness permitted by Section 6.01(a)(xiv) or 6.01(a)(xv); and

(m)          Section 6.02 of the Credit Agreement shall be amended by adding a new clause (xv) thereto as follows:

(xv)         Liens on assets of Subsidiaries that are not Loan Parties securing Indebtedness of Subsidiaries that are not Loan Parties;

(n)           Section 6.04(iii) of the Credit Agreement shall be replaced as follows:

(iii)          Investments after the Effective Date (A) by the Borrower or any Subsidiary in any Loan Party, (B) by any Subsidiary that is not a Loan Party in the Borrower or any Wholly Owned Subsidiary and (C) by the Borrower or any Subsidiary in any Subsidiary that is not a Loan Party; provided that the aggregate amount of such Investments pursuant to this clause (C) shall not exceed $20.0 million (less the aggregate amount of Restricted Payments made pursuant to Section 6.07(v)) at any one time outstanding; and provided, further, that any such Investment held by a Loan Party shall be pledged pursuant to a Pledge Agreement or a Non-U.S. Pledge Agreement in accordance with Section 5.11;

(o)           Section 6.04(iv) of the Credit Agreement shall be replaced as follows:

(iv)          Guarantees constituting Indebtedness permitted by Section 6.01(a)(iv) or Section 6.01(a)(vi);

(p)           Section 6.04(viii) of the Credit Agreement shall be amended by replacing the “.” at the end of such clause with “; and”.

(q)           Section 6.04 of the Credit Agreement shall be amended by adding the following new clause (ix) thereto:

(ix)           loans made by Loan Parties to Subsidiaries that are not Loan Parties; provided that (a) the proceeds of such loans shall be used either to (x) fund Capital Expenditures permitted to be made pursuant to Section 6.14 or (y) purchase the Equity Interests in a non-wholly owned Subsidiary not owned by the Borrower or any of its Subsidiaries and (b) any such loan shall be pledged pursuant to a Pledge Agreement or a non-U.S. Pledge Agreement in accordance with Section 5.11.

(r)            Section 6.05(viii) of the Credit Agreement shall be replaced as follows:

(viii)        [reserved];

(s)           Section 6.07(ii) of the Credit Agreement shall be amended by replacing the “and” at the end of such clause with “;”.

(t)            Section 6.07(iii) of the Credit Agreement shall be amended by replacing the “.” at the end of such clause with “;”.

(u)           Section 6.07 of the Credit Agreement shall be amended by adding the following new clauses (iv) and (v) thereto:

(iv)          the Borrower may redeem up to $15.0 million of its 16% Convertible Pay-in Kind Preferred Stock for cash; provided that (a) the Borrower shall not be entitled to redeem for cash any of such Preferred Stock held by any of the GOF Holders and (b) the Borrower shall not be entitled to redeem or make any offer to redeem such Preferred Stock unless, immediately prior to providing the notice to the holders (which notice shall be given no more than 30 days prior to the date of any such redemption) of any such redemption or offer for redemption, the trading price of the Borrower’s common stock is at least $10.00; and

(v)           Subsidiaries that are not Loan Parties may redeem their Equity Interests held by Persons other than the Borrower or any of its Subsidiaries; provided that the aggregate amount of such redemptions since the Effective Date shall not exceed $20.0 million (less the amount of Investments outstanding under Section 6.04(iii)(C)).

(v)           Section 6.14 of the Credit Agreement shall be amended by replacing the proviso therein with the following:

provided that (a) for any period set forth above, the Base Amount set forth above may be increased by a maximum of 50% of the Base Amount for any such period by carrying over to any such period any portion of the Base Amount (without giving effect to any increase) not spent in the immediately preceding period, and that Capital Expenditures in any period shall be deemed first made from the Base Amount applicable to such period in any given period and (b) in addition to the foregoing, the

Borrower and its Subsidiaries shall be permitted to make additional Capital Expenditures not exceeding $50.0 million in the aggregate during the 2005 and 2006 Fiscal Years (treated as one period for the purpose of this clause (b)); provided, further, that for avoidance of doubt, Capital Expenditures for the Fiscal Year beginning January 3, 2004 shall include Capital Expenditures made or committed to be made by the Borrower and its Subsidiaries prior to the Effective Date.

SECTION TWO.  Representations and Warranties.  In order to induce the Requisite Lenders to enter into this Amendment, each of the Loan Parties hereby represents and warrants to the Agents and the Lenders that, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing; and (ii) each of the representations and warranties in the Credit Agreement, after giving effect to this Amendment, is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.  Each of the Loan Parties further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lenders that: (i) such Loan Party has the corporate or other power and authority to execute, deliver and perform this Amendment and each has taken all corporate, partnership or comparable actions necessary to authorize the execution, delivery and performance of this Amendment and (ii) this Amendment has been duly executed and delivered by such Loan Party.

SECTION THREE.  Conditions to Effectiveness.  This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, the Administrative Agent shall have received: counterparts of this Amendment executed by each of (i) the Borrower, (ii) the First Lien Collateral Agent, (iii) the Second Lien Collateral Agent, (iv) the Requisite Lenders and (v) the Subsidiary Guarantors.

SECTION FOUR.  Reference to and Effect on the Loan Documents.  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FIVE.  Costs and Expenses.  The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent, the First Lien

Collateral Agent and the Second Lien Collateral Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Lenders) in accordance with the terms of Section 9.05 of the Credit Agreement.

SECTION SIX.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SEVEN.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

POLYMER GROUP, INC.,
as Borrower
By:	/s/ JAMES L. SCHAEFFER
Name:	James L. Schaeffer
Title: Chief Executive Officer

BONLAM (S.C.), INC.
CHICOPEE, INC.
DOMINION TEXTILE (USA) INC.
FABPRO ORIENTED POLYMERS, INC.
FABRENE CORP.
FABRENE GROUP L.L.C.
FIBERGOL CORPORATION
FIBERTECH GROUP, INC.
FNA ACQUISITION, INC.
FNA POLYMER CORP.
LORETEX CORPORATION
PGI EUROPE, INC.
PGI POLYMER, INC.
PNA CORP.
POLY-BOND INC.
POLYIONIX SEPARATION TECHNOLOGIES, INC.
PRISTINE BRANDS CORPORATION
TECHNETICS GROUP, INC.,
as Subsidiary Guarantors
By:	/s/ JAMES L. SCHAEFFER
Name:	James L. Schaeffer
Title: Chief Executive Officer

CITICORP NORTH AMERICA, INC.,
as Administrative Agent, First Lien Collateral Agent and a Lender

By:	/s/ SUZANNE CRYMES
Name:	Suzanne Crymes
Title: Vice President

WILMINGTON TRUST COMPANY,
as Second Lien Collateral Agent

By:	/s/ ROSEMARY KENNARD
Name:	Rosemary Kennard
Title: Assistant Vice President

REQUIRED LENDERS VOTE OBTAINED